UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

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Securities Exchange Act of 1934

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MOVADO GROUP, INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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0000423393_1 R1.0.1.18 See the reverse side of this notice to obtain proxy materials and voting instructions. *** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on June 20, 2019. You are receiving this communication because you hold shares in the above named company. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. Meeting Information Meeting Type: Annual Meeting For holders as of: April 26, 2019 Date: Time: 10:00 AM EDT Location: 25 West 39th Street 15th Floor New York, NY 10018  MOVADO GROUP, INC. MOVADO GROUP,INC C/O BROADRIDGE PO BOX 1342 BRENTWOOD, NY 11717 June 20, 2019

Please Choose One of the Following Voting Methods Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. How To Vote Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. 0000423393_2 R1.0.1.18 1. Annual Report 2. Notice & Proxy Statement Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before June 06, 2019 to facilitate timely delivery.

0000423393_3 R1.0.1.18 Voting items The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees 01 Peter A. Bridgman 02 Richard Coté 03 Alex Grinberg 04 Efraim Grinberg 05 Alan H. Howard 06 Richard Isserman 07 Ann Kirschner 08 Nathan Leventhal 09 Maurice Reznik 10 Stephen Sadove The Board of Directors recommends you vote FOR proposals 2. and 3. 2. To ratify the selection of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the fiscal year ending January 31, 2020. 3. To approve, on an advisory basis, the compensation of the Company's named executive officers, as described in the proxy statement under "Executive Compensation". NOTE: To transact such other business as may properly come before the meeting or any adjournment thereof.

0000423393_4 R1.0.1.18